Exhibit 77O - Transactions effected pursuant to Rule 10f-3

                           GuideStone Funds
                       Medium-Duration Bond Fund
Quarterly Report from Adviser for the Quarter Ended March 31, 2008

PROCEDURES PURSUANT TO RULE 10F-3

(1)   Name of Underwriters
Barclays Capital, CGM, JP
Morgan, Bear Stearns&Co.,
Blaylock Robert, Credit
Suisse, GS&CO., Loop Capital
Markets, Mitsubishi UFJ
Securities, Muriel Siebert &
Co. RBC Capital Markets, RBS
Greenwich Capital, UBS
Securities, Wachovia
Securities, Williams Capital
Group

(2)   Name of Issuer
Verizon Communications

(3)   Title of Security
VZ 6.4 02/15/38

(4)   Date of Prospectus
2/7/2008

(5)   Amount of Total Offering
$1,750,000,000

(6)   Unit Price
99.051

(7)   Underwriting Discount
0.875%

(8)   Rating
A3/A/A+

(9)   Maturity Date
2/15/2038

(10)   Current Yield
6.461%

(11)   Yield to Maturity
6.4729%

(12)   Subordination Features
Sr. Unsecured

(13)   Nature of Political Entity, if any, including in the
case of revenue bonds, underlying entity supplying the revenue
N/A
(14)   Total Par Value of Bonds Purchased
475,000

(15)   Dollar Amount of Purchases
$470,492

(16)   Number of Shares Purchased
475,000

(17)   Years of Continuous Operation
The company has been in continuous operation for greater than three years

(18)   % of Offering Purchased by Fund
0.027%

(19)   % of Offering Purchased by Associated Funds
1.401%

(20)   Sum of (18) and (19)**
1.43%

(21)   % of Fund's Total Assets Applied to Purchase
0.15%

(22) Name(s) of Underwriter(s) or Dealer(s) from whom Purchased
JPMorgan

(23)   Is Goldman, Sachs & Co. a Manager or Co-Manager of
Offering?
Yes     X
No

(24)   Were Purchases Designated as Group Sales or otherwise
allocated to Goldman, Sachs & Co.?
Yes
No      X

(25)   Have the following conditions been satisfied:

(a) The securities were part of an issue registered under the Securities Act of 1993, as amended, which is being offered to the public, or were municipal securities, as defined in Section 3(a)(29) of the Securities Exchange Act of 1943, or were securities sold in an Eligible Foreign Offering or were securities sold in an Eligible
Rule 144A Offering?
Yes       X
No

(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
Yes        X
No

(c)   The underwriting was a firm commitment underwriting?
Yes        X
No

(c) With respect to any issue of municipal securities to be purchased, did the securities receive an investment grade rating from at least one unaffiliated nationally recognized statistical rating organization, or, if the issuer of the municipal securities to be purchased, or the entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including the operation of any predecessors), did the securities receive one of the three highest ratings from one such rating organization?
Yes      N/A
No

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

**   May not exceed, when added to purchases of other
investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.

[Page Break]

                              GuideStone Funds
                         Medium-Duration Bond Fund
Quarterly Report from Adviser for the Quarter Ended June 30, 2008

                      PROCEDURES PURSUANT TO RULE 10F-3

(26)   Name of Underwriters
BOA Securities, Lehman Brothers, Morgan Stanley, Citi GS&Co., JPMorgan, Merrill Lynch & Co., RBS Greenwich Capital, UBS Investment Bank, Wachovia Securities, Guzman & CO. Loop Capital Markets, Mitsubishi UFI Securities, RBD Capital Markets, Williams Capital Group, L.P.

(27)   Name of Issuer
Verizon Communications

(28)   Title of Security
VZ 6.1 04/15/18

(29)   Date of Prospectus
4/1/2008

(30)   Amount of Total Offering
$1,500,000,000

(31)   Unit Price
99.479

(32)   Underwriting Discount
0.350%

(33)   Rating
A3/A/A+

(34)   Maturity Date
4/15/2018

(35)  Current Yield
6.132%

(36)   Yield to Maturity
6.170%

(37)   Subordination Features
Sr. Unsecured

(38)Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
N/A

(39)   Total Par Value of Bonds Purchased
350,000

(40)   Dollar Amount of Purchases
$348,176.50

(41)   Number of Shares Purchased
350,000
(42)   Years of Continuous Operation
The company has been in continuous operation for greater than three years

(43)   % of Offering Purchased by Fund
0.02%

(44)   % of Offering Purchased by Associated Funds
1.98%

(45)   Sum of (43) and (44)**
2.00%

(46)   % of Fund's Total Assets Applied to Purchase
0.12%

(47)   Name(s) of Underwriter(s) or Dealer(s) from whom Purchased
Lehman Brothers

(48)  Is Goldman, Sachs & Co. a Manager or Co-Manager of Offering?
Yes       X
No

(49)   Were Purchases Designated as Group Sales or otherwise
allocated to Goldman, Sachs & Co.?
Yes
No        X

(50)   Have the following conditions been satisfied:
(e)   The securities were part of an issue registered under the
Securities Act of 1993, as amended, which is being offered to the public, or were municipal securities, as defined in Section
3(a)(29) of the Securities Exchange Act of 1943, or were
securities sold in an Eligible Foreign Offering or were
securities sold in an Eligible Rule 144A Offering?
Yes       X
No

(f) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
Yes        X
No

(g)   The underwriting was a firm commitment underwriting?
Yes        X
No

(h) With respect to any issue of municipal securities to be purchased, did the securities receive an investment grade rating from at least one unaffiliated nationally recognized statistical rating organization, or, if the issuer of the municipal securities to be purchased, or the entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including the operation of any predecessors), did the securities receive one of the three highest ratings from one such rating organization?
Yes            N/A
No

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

**   May not exceed, when added to purchases of other
investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.

[Page Break]

                               GuideStone Funds
				Medium-Duration Bond Fund
Quarterly Report from Adviser for the Quarter Ended June 30, 2008

                        PROCEDURES PURSUANT TO RULE 10F-3

(51)   Name of Underwriters
BOA Securities, Citigroup, DB Securities, GS&Co.

(52)   Name of Issuer
Simon Property GP LP

(53)   Title of Security
SPG6 1/8 05/30/18

(54)   Date of Prospectus
5/12/2008

(55)   Amount of Total Offering
$800,000,000

(56)   Unit Price
99.886

(57)   Underwriting Discount
0.450%

(58)   Rating
A3/A-/A+

(59)   Maturity Date
5/30/2018

(60)   Current Yield
6.132%

(61)   Yield to Maturity
6.140%

(62)   Subordination Features
Sr. Unsecured

(63) Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
N/A

(64)  Total Par Value of Bonds Purchased
1,000,000

(65)   Dollar Amount of Purchases
$998,860.00

(66)   Number of Shares Purchased
1,000,000

(67)   Years of Continuous Operation

The company has been in continuous operation for greater than three years

(68)   % of Offering Purchased by Fund
0.125%

(69)   % of Offering Purchased by Associated Funds
11.735%

(70)   Sum of (68) and (69)**
11.860%

(71)   % of Fund's Total Assets Applied to Purchase
0.33%

(72) Name(s) of Underwriter(s) or Dealer(s) from whom Purchased
Smith Barney

(73)   Is Goldman, Sachs & Co. a Manager or Co-Manager of
Offering?
Yes           X
No

(74)   Were Purchases Designated as Group Sales or otherwise
allocated to Goldman, Sachs & Co.?
Yes
No            X

(75)   Have the following conditions been satisfied:
(i)   The securities were part of an issue registered under the
Securities Act of 1993, as amended, which is being offered to the public, or were municipal securities, as defined in Section
3(a)(29) of the Securities Exchange Act of 1943, or were
securities sold in an Eligible Foreign Offering or were
securities sold in an Eligible Rule 144A Offering?
Yes           X
No

(j)   The securities were purchased prior to the
end of the first day on which any sales to the
public were made, at a price that was not more
than the price paid by each other purchaser of
securities in that offering or in any
concurrent offering of the securities (except,
in the case of an Eligible Foreign
Offering, for any rights to purchase
required by law to be granted to existing
security holders of the issue) or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the rights
offering terminated.
Yes            X
No



(k)   The underwriting was a firm commitment underwriting?
Yes             X
No

(l)	With respect to any issue of municipal securities to be
purchased, did the securities receive an investment grade rating from at least one unaffiliated nationally recognized statistical rating organization, or, if the issuer of the municipal securities to be purchased, or the entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including the operation of any predecessors), did the securities receive one of the three highest ratings from one such rating organization?
Yes            N/A
No

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

**   May not exceed, when added to purchases of other
investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.

[Page Break]

                            GuideStone Funds
                      Medium-Duration Bond Fund
Quarterly Report from Adviser for the Quarter Ended June 30, 2008

                     PROCEDURES PURSUANT TO RULE 10F-3


(76)  Name of Underwriters
DB Securities, Inc.,
JPMorgan, UBS Securities,
Citigroup Global Markets,
Credit Suisse, Barclays,
GS&Co., Lehman Brothers,
Morgan Stanley, Blaylock &
Co. Guzman & Co., Muriel
Siebert & Co., Samuel A
Ramirez & Co., Toussaini
Capital Partners, Utendhal
Capital Partners and
Williams Capital Group

(77)   Name of Issuer
Metlife Capital Trust X

(78)   Title of Security
MET VAR 04/38-33

(79)   Date of Prospectus
4/1/2008

(80)   Amount of Total Offering
$750,000,000

(81)   Unit Price
100.000

(82)   Underwriting Discount
1.000%

(83)   Rating
Baa1/BBB+/A-

(84)   Maturity Date
4/8/2038

(85)   Current Yield
9.250%

(86)   Yield to Maturity
9.250%

(87)   Subordination Features
Collateral Trust

(88)   Nature of Political Entity, if any, including in the
case of revenue bonds, underlying entity supplying the revenue
N/A
(89)   Total Par Value of Bonds Purchased
300,000

(90)   Dollar Amount of Purchases
$300,000.00

(91)   Number of Shares Purchased
300,000

(92)   Years of Continuous Operation
The company has been in continuous operation for greater than three years

(93)   % of Offering Purchased by Fund
0.04%

(94)   % of Offering Purchased by Associated Funds
3.29%

(95)   Sum of (93) and (94)**
3.33%

(96)   % of Fund's Total Assets Applied to Purchase
0.10%

(97)   Name(s) of Underwriter(s) or Dealer(s) from whom Purchased
Deutsche Bank AG

(98)   Is Goldman, Sachs & Co. a Manager or Co-Manager of Offering?
Yes             X
No

(99)   Were Purchases Designated as Group Sales or otherwise
allocated to Goldman, Sachs & Co.?
Yes
No              X

(100)   Have the following conditions been satisfied:
(m)   The securities were part of an issue registered under the
Securities Act of 1993, as amended, which is being offered to the public, or were municipal securities, as defined in Section
3(a)(29) of the Securities Exchange Act of 1943, or were
securities sold in an Eligible Foreign Offering or were
securities sold in an Eligible Rule 144A Offering?
Yes             X
No

(n)	The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
Yes             X
No

(o)   The underwriting was a firm commitment underwriting?
Yes              X
No

(p) With respect to any issue of municipal securities to be purchased, did the securities receive an investment grade rating from at least one unaffiliated nationally recognized statistical rating organization, or, if the issuer of the municipal securities to be purchased, or the entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including the operation of any predecessors), did the securities receive one of the three highest ratings from one such rating organization?
Yes             N/A
No

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

**   May not exceed, when added to purchases of other
investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.

[Page Break]

                            GuideStone Funds
				Medium-Duration Bond Fund
Quarterly Report from Adviser for the Quarter Ended June 30, 2008

                     PROCEDURES PURSUANT TO RULE 10F-3

(101)   Name of Underwriters
Citigroup Global Markets,
GS&Co., Merrill Lynch, ABN
Amro, BOA Securities,
Blaylock Robert Van, BNY
Capital Markets, Credit
Suisse, DB Securities, HSBC
Securities, JP Morgan,
Lehman Brothers, UBS
Securities, Wachovia
Securities, Williams Capital
Group

(102)   Name of Issuer
Chubb Corp.

(103)   Title of Security
CB 6 1/2 05/15/38

(104)   Date of Prospectus
5/1/2008

(105)   Amount of Total Offering
$600,000,000

(106)   Unit Price
98.814

(107)   Underwriting Discount
0.875%

(108)   Rating
A2/A/A+

(109)   Maturity Date
5/15/2038

(110)   Current Yield
6.578%

(111)   Yield to Maturity
6.591%

(112)   Subordination Features
Senior Notes

(113) Nature of Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
N/A


(114)   Total Par Value of Bonds Purchased
150,000

(115)   Dollar Amount of Purchases
$148,221.00

(116)   Number of Shares Purchased
150,000

(117)   Years of Continuous Operation
The company has been in continuous operation for greater than three years

(118)   % of Offering Purchased by Fund
0.025%

(119)   % of Offering Purchased by Associated Funds
2.475%

(120)   Sum of (118) and (119)**
2.500%

(121)   % of Fund's Total Assets Applied to Purchase
0.05%

(122) Name(s) of Underwriter(s) or Dealer(s) from whom Purchased
Smith Barney

(123)   Is Goldman, Sachs & Co. a Manager or Co-Manager of
Offering?
Yes             X
No

(124)   Were Purchases Designated as Group Sales or otherwise
allocated to Goldman, Sachs & Co.?
Yes
No              X

(125)   Have the following conditions been satisfied:
(q)	The securities were part of an issue registered under the
Securities Act of 1993, as amended, which is being offered to the public, or were municipal securities, as defined in Section
3(a)(29) of the Securities Exchange Act of 1943, or were
securities sold in an Eligible Foreign Offering or were
securities sold in an Eligible Rule 144A Offering?
Yes             X
No

(r)	The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any
rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
Yes              X
No

(s)	The underwriting was a firm commitment underwriting?
Yes              X
No

(t)	With respect to any issue of municipal securities to be
purchased, did the securities receive an investment grade rating from at least one unaffiliated nationally recognized statistical rating organization, or, if the issuer of the municipal securities to be purchased, or the entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including the operation of any
predecessors), did the securities receive one of the three highest ratings from one such rating organization?
Yes                N/A
No

* Rule 10f-3 procedures allow the Medium-Duration Bond Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser, or employee of Goldman Sachs Trust.

**   May not exceed, when added to purchases of other
investment companies advised by Goldman, Sachs & Co. and its affiliates, 25% of the principal amount of the class of securities being offered in any concurrent offering.